UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473

(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Director.

On February 18, 2015, Stephen F. Thomas announced his intention to resign as a member of the board of directors (the “Board”) of Trinseo S.A. (the “Company”). Mr. Thomas’ resignation became effective on February 19, 2015. There were no disagreements between Mr. Thomas and the Company.

(d)	Election of Director.

On February 19, 2015, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, the Board approved the appointment of Donald T. Misheff to the Board to fill the seat vacated by Mr. Thomas, in accordance with the Company’s Articles of Association, with immediate effect. Upon ratification of his appointment by the shareholders at the 2015 Annual General Meeting of Shareholders, Mr. Misheff will hold office until the 2017 Annual General Meeting of Shareholders and until a successor is elected and qualified. Mr. Misheff was also appointed a member of the Board’s Audit Committee, replacing Brian W. Chu, who resigned his membership on the Audit Committee effective February 19, 2015. Mr. Misheff was also appointed a member of the Environmental, Health, Safety and Public Policy Committee of the Board.

There is no arrangement or understanding under which Mr. Misheff was appointed as a director. There are no transactions involving Mr. Misheff requiring disclosure under Item 404(a) of Regulation S-K. Mr. Misheff will participate in the Company’s director compensation program. In connection with his appointment to the Board, Mr. Misheff and the Company entered into the Company’s standard indemnification agreement, the terms of which are described in the Company’s Registration Statement on Form S-1 (File No. 333-194561) and a form of such agreement was filed as Exhibit 10.36 thereto.

Item 7.01	Regulation FD Disclosure.

On February 23, 2015, the Company issued a press release announcing the appointment of Mr. Misheff to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The 2015 Annual General Meeting of Shareholders will be held on June 25, 2015. The record date for the meeting is April 17, 2015. The deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement is March 5, 2015.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ Angelo N. Chaclas
Name:	Angelo N. Chaclas
Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: February 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 23, 2015